OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

OPPENHEIMER CORE BOND FUND

OPPENHEIMER EQUITY FUND

OPPENHEIMER INTERNATIONAL VALUE FUND

OPPENHEIMER ROCHESTER® FUND MUNICIPALS

OPPENHEIMER ROCHESTER® LIMITED TERM NEW YORK MUNICIPAL FUND

OPPENHEIMER STEELPATH MLP ALPHA FUND

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

OPPENHEIMER STEELPATH MLP INCOME FUND

OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Supplement dated March 28, 2016 to the

Summary Prospectus, Prospectus, and Statement of Additional Information

This supplement amends the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”) of each of the above-referenced funds (each, a “Fund”), and is in addition to any other supplement(s).

Effective September 28, 2016:

1.	All references in the Summary Prospectus, Prospectus and SAI to “Oppenheimer Cash Reserves,” “Oppenheimer Institutional Money Market Fund,” and “Oppenheimer Money Market Fund” are deleted and replaced by references to “Oppenheimer Government Cash Reserves,” “Oppenheimer Institutional Government Money Market Fund” and “Oppenheimer Government Money Market Fund,” respectively.

March 28, 2016                                                                                        PS0000.145

OPPENHEIMER
Commodity Strategy Total Return Fund
Summary Prospectus	March 28, 2016
NYSE Ticker Symbols
Class A	QRAAX
Class B	QRABX
Class C	QRACX
Class R	QRANX
Class Y	QRAYX
Class I	QRAIX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, Annual Report and other information about the Fund online at https://www.oppenheimerfunds.com/fund/CommodityStrategyTotalReturnFund. You can also get this information at no cost by calling 1.800.225.5677 or by sending an email request to: info@oppenheimerfunds.com.

The Fund's prospectus and Statement of Additional Information ("SAI"), both dated March 28, 2016, and through page 63 of its most recent Annual Report, dated December 31, 2015, are incorporated by reference into this Summary Prospectus. You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/CommodityStrategyTotalReturnFund. The Fund's prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

Investment Objective. The Fund seeks total return.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $25,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Your Account" beginning on page 20 of the prospectus and in the sections "How to Buy Shares" beginning on page 63 and "Appendix A" in the Fund's Statement of Additional Information.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class B	Class C	Class R	Class Y	Class I
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	5%	1%	None	None	None

Annual Fund Operating Expenses[1]
(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class R	Class Y	Class I
Management Fees[2]	1.18%	1.18%	1.18%	1.18%	1.18%	1.18%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	None	None
Other Expenses
Other Expenses of the Fund	0.28%	0.32%	0.29%	0.28%	0.27%	0.08%
Other Expenses of the Subsidiary	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Other Expenses	0.29%	0.33%	0.30%	0.29%	0.28%	0.09%
Acquired Fund Fees and Expenses	0.24%	0.24%	0.24%	0.24%	0.24%	0.24%
Total Annual Fund Operating Expenses	1.96%	2.75%	2.72%	2.21%	1.70%	1.51%
Fee Waiver and/or Expense Reimbursement[3]	(0.23)%	(0.23)%	(0.23)%	(0.23)%	(0.23)%	(0.23)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.73%	2.52%	2.49%	1.98%	1.47%	1.28%

1.

Expenses have been restated to reflect current fees.

2.

"Management Fees" reflects the gross management fees paid to the Manager by the Fund and the gross management fee for the Subsidiary during the Fund's most recent fiscal year.

3.

After discussions with the Fund's Board, the Manager has contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investments in funds managed by the Manager or its affiliates. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board. The Manager has also contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This undertaking will continue to be in effect for so long as the Fund invests in the Subsidiary and may not be terminated unless approved by the Fund's Board.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Any applicable fee waivers and/or expense reimbursements are reflected in the below examples for the period during which such fee waivers and/or expense reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

	If shares are redeemed				If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$742	$1,139	$1,561	$2,732	$742	$1,139	$1,561	$2,732
Class B	$758	$1,143	$1,653	$2,732	$258	$843	$1,453	$2,732
Class C	$355	$833	$1,438	$3,075	$255	$833	$1,438	$3,075
Class R	$203	$676	$1,176	$2,554	$203	$676	$1,176	$2,554
Class Y	$151	$517	$909	$2,006	$151	$517	$909	$2,006
Class I	$131	$458	$808	$1,795	$131	$458	$808	$1,795

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 138% of the average value of its portfolio.

Principal Investment Strategies. The Fund mainly invests in a combination of commodity-linked derivatives and corporate and governmental fixed-income securities. Derivatives are investments whose value depends on (or is "derived" from) the value of an underlying security, asset, interest rate, index or currency. A commodity-linked derivative's value is generally linked to the price movement of a particular commodity, commodity index, or commodity option or futures contract. Some commodity-linked derivatives may be based on a multiple of those price movements.
     Commodity-linked derivatives provide exposure to the commodities markets without investing directly in physical commodities. They include commodity-linked notes, swaps, futures and options that are linked to the price movements of a physical commodity such as heating oil, livestock, or agricultural products; a commodity index such as the Bloomberg Commodity Index; a commodity option or futures contract; or some other readily measurable variable that reflects changes in the value of particular commodities or commodities markets.
     The Fund's commodity-linked investments are generally allocated to five different commodities "sectors" (energy, agriculture, precious metals, industrial metals and livestock) based on those sector weightings in the Bloomberg Commodity Index. The Bloomberg Commodity Index represents 22 commodities and five commodity sectors, which are currently weighted annually for diversification purposes so that no related group of commodities constitutes more than 33% of the index and no single commodity constitutes more than 15% or less than 2% of the index. The Fund is not an "index" fund, however, and its investment allocations and performance will usually differ from the weightings and performance of the Bloomberg Commodity Index. Under normal circumstances, the Fund will invest 25% or more of its total assets in investments linked to these sectors as a group. At times the Fund may emphasize investments in some industries or sectors more than others.
     The Fund uses a team approach to construct a portfolio of fixed-income securities for liquidity purposes, for collateral management or to seek income. The Fund's fixed-income securities may be of any maturity and may include, but are not limited to, U.S. Government securities, repurchase agreements, money market securities and shares of affiliated money market funds.
     The Fund can invest in investment-grade or below-investment-grade, high-yield debt securities (also referred to as "junk bonds"). Investment grade debt securities are rated in one of the top four rating categories by nationally recognized statistical rating organizations such as Moody's Investors Service or Standard & Poor's. The Fund may also invest in unrated securities, in which case the Fund's sub- adviser, OppenheimerFunds, Inc., (the "Sub-Adviser") may internally assign ratings to certain of those securities, after assessing their credit quality and other factors, in categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Sub-Adviser's credit analysis is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization. The Fund may purchase up to 10% of its total assets in below-investment-grade securities.
     The Fund may invest in other types of derivative instruments to seek to increase its investment returns or hedge against declines in the value of its other investments. Some of the other derivatives the Fund may invest in are forwards, options, futures and swaps relating to debt securities, interest rates or currencies. The Fund may invest in U.S. or foreign instruments.
     The portfolio managers employ both quantitative and qualitative analytical methods to try to identify differences in quality and value between two commodities or contracts with the intent of identifying opportunities. The portfolio managers incorporate both fundamental and technical factors intended to identify mispricings for individual commodities or sectors and catalysts that may potentially eliminate those particular mispricings.
     The portfolio managers also consider which instrument or form of investment seems best suited to provide the desired commodities exposure: investing in a commodity-linked note, a commodity futures contract, a swap, or an option on a futures contract. The Fund might enter into an investment directly or it can also invest up to 25% of its total assets indirectly through its wholly-owned and controlled subsidiary, as described below.
     The Fund has established a Cayman Islands exempted company that is wholly-owned and controlled by the Fund (the "Subsidiary"). The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange-traded funds related to gold or other special minerals ("Gold ETFs"). The Subsidiary may also invest in certain fixed-income securities and other investments that may serve as margin or collateral

2

for its derivatives positions. Investments in the Subsidiary are intended to provide the Fund with exposure to commodities market returns within the limitations of the federal tax requirements that apply to the Fund. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary. The Fund's investment in the Subsidiary may vary based on the portfolio managers' use of different types of commodity-linked derivatives, fixed-income securities, Gold ETFs, and other investments. Since the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold certain of the investments described in this prospectus, the Fund may be considered to be investing indirectly in those investments through its Subsidiary. Therefore, references in this prospectus to investments by the Fund also may be deemed to include the Fund's indirect investments through the Subsidiary.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or because of poor investment selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Management Risk. The alternative investment strategies, techniques and risk analyses that may be employed by the Sub-Adviser may not produce the desired results. The Sub-Adviser may be incorrect in its assessment of the value of securities or assessment of market or interest rate trends, which can result in losses to the Fund.  This risk may be heightened with respect to the Fund, as compared to funds employing traditional investment strategies and techniques.

Risks of Derivative Investments. Derivatives may involve significant risks. Derivatives may be more volatile than other types of investments, may require the payment of premiums, may increase portfolio turnover, may be illiquid, and may not perform as expected. Derivatives are subject to counterparty risk and the Fund may lose money on a derivative investment if the issuer or counterparty fails to pay the amount due. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. As a result of these risks, the Fund could realize little or no income or lose money from its investment, or a hedge might be unsuccessful. In addition, under new rules enacted and currently being implemented under financial reform legislation, certain over-the-counter derivatives are (or soon will be) required to be executed on a regulated market and/or cleared through a clearinghouse. It is unclear how these regulatory changes will affect counterparty risk, and entering into a derivative transaction with a clearinghouse may entail further risks and costs.

Risks of Commodity-Linked Investments. Commodity-linked investments are considered speculative and have substantial risks, including the risk of loss of a significant portion of their principal value. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods due to a variety of factors, including for example agricultural, economic and regulatory developments. These risks may make commodity-linked investments more volatile than other types of investments. Commodity-linked investments entail the risk that the Fund might not qualify as a "regulated investment company" under the Internal Revenue Code and its income may become subject to fund-level income taxes, reducing returns to shareholders.

Risks of Leverage. Certain derivatives and other investments of the Fund may involve leverage. Leverage may be created when an investment exposes the Fund to a risk of loss that exceeds the amount invested. Certain derivatives and other investments provide the potential for investment gain or loss that may be several times greater than the change in the value of an underlying security, asset, interest rate, index or currency, resulting in the potential for a loss that may be substantially greater than the amount invested.

Some derivatives and other leveraged investments have the potential for unlimited loss, regardless of the size of the initial investment. Because leverage can magnify the effects of changes in the value of the Fund and make the Fund's share price more volatile, a shareholder's investment in the Fund will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Fund's investments.

     The Fund has limits on the leverage ratio of each commodity-linked note it buys and on its overall portfolio. The Fund is also subject to legal requirements designed to reduce the effects of any leverage created by the use of certain investments. Under these requirements, the Fund must earmark or segregate liquid assets or engage in other asset coverage measures with regard to the Fund's potential obligations with respect to those investments. The Fund, including the Subsidiary, will comply with these requirements.

Risks Of Investments In The Fund's Wholly-Owned Subsidiary. The Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to its investor protections (except as otherwise noted in this prospectus). As an investor in the Subsidiary, the Fund does not have all of the protections offered to investors by the Investment Company Act of 1940. However, the Subsidiary is wholly-owned and controlled by the Fund and managed by the Manager and the Sub-Adviser. Therefore, the Fund's ownership and control of the Subsidiary make it unlikely that the Subsidiary would take actions contrary to the interests of the Fund or its shareholders.

Changes in the laws of the Cayman Islands (where the Subsidiary is organized) could prevent the Subsidiary from operating as described in this prospectus and could negatively affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on exempted companies like the Subsidiary, including income and capital gains tax, among others. If Cayman Islands laws were changed to require such entities to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.

Risks of Investing in Debt Securities. Debt securities may be subject to interest rate risk, duration risk, credit risk, credit spread risk, extension risk, reinvestment risk, prepayment risk and event risk. Interest rate risk is the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise; and when prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may be worth less than the amount the Fund paid for them. When interest rates change, the values of longer-term debt securities usually change more than the values of shorter-term debt securities. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows. Duration risk is the risk that longer-duration debt securities will be more volatile and more likely to decline in price in a rising interest rate environment than shorter-duration debt securities. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or repay principal, the Fund's income or share value might be reduced. Adverse news about an issuer or a downgrade in an issuer's credit rating, for any reason, can also reduce the market value of the issuer's securities. "Credit spread" is the difference in yield between securities that is due to differences in their credit quality. There is a risk that credit spreads may increase when the market expects lower- grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of the Fund's lower-rated and

3

unrated securities. Some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that the Fund might have difficulty selling them promptly at an acceptable price. Extension risk is the risk that an increase in interest rates could cause principal payments on a debt security to be repaid at a slower rate than expected. Extension risk is particularly prevalent for a callable security where an increase in interest rates could result in the issuer of that security choosing not to redeem the security as anticipated on the security's call date. Such a decision by the issuer could have the effect of lengthening the debt security's expected maturity, making it more vulnerable to interest rate risk and reducing its market value. Reinvestment risk is the risk that when interest rates fall the Fund may be required to reinvest the proceeds from a security's sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than non-callable bonds. Prepayment risk is the risk that the issuer may redeem the security prior to the expected maturity or that borrowers may repay the loans that underlie these securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to the expected maturity. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Event risk is the risk that an issuer could be subject to an event, such as a buyout or debt restructuring, that interferes with its ability to make timely interest and principal payments and cause the value of its debt securities to fall.

Fixed-Income Market Risks. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices at which they are carried on the Fund's books and could experience a loss. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds' prices, particularly for lower-rated and unrated securities. An unexpected increase in redemptions by Fund shareholders, which may be triggered by general market turmoil or an increase in interest rates, could cause the Fund to sell its holdings at a loss or at undesirable prices.

Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns may impact the market price or value of those debt securities and may cause increased volatility in those debt securities or debt securities markets. Under some circumstances, as was the case during the latter half of 2008 and early 2009, those concerns may cause reduced liquidity in certain debt securities markets, reducing the willingness of some lenders to extend credit, and making it more difficult for borrowers to obtain financing on attractive terms (or at all). A lack of liquidity or other adverse credit market conditions may hamper the Fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

     Risks of Below-Investment-Grade Securities. Below-investment-grade debt securities (also referred to as "junk" bonds), whether rated or unrated, may be subject to greater price fluctuations than investment-grade securities, increased credit risk and a greater risk that the issuer might not be able to pay interest and principal when due, especially during times of weakening economic conditions or rising interest rates. The market for below-investment-grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

     Because the Fund can invest up to 10% of its assets in below-investment-grade securities, the Fund's credit risks are greater than those of funds that buy only investment-grade securities.

    Industry and Sector Focus. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of stocks of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate in response to events affecting that industry or sector. To some extent that risk may be limited by the Fund's policy of not concentrating its investments in any one industry.

Risks of Foreign Investing. Foreign securities are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund's net assets may change on days when you will not be able to purchase or redeem the Fund's shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to only limited or no regulatory oversight.

     Risks of Developing and Emerging Markets . Investments in developing and emerging markets are subject to all the risks associated with foreign investing, however, these risks may be magnified in developing and emerging markets.  Developing or emerging market countries may have less well-developed securities markets and exchanges that may be substantially less liquid than those of more developed markets. Settlement procedures in developing or emerging markets may differ from those of more established securities markets, and settlement delays may result in the inability to invest assets or to dispose of portfolio securities in a timely manner. Securities prices in developing or emerging markets may be significantly more volatile than is the case in more developed nations of the world, and governments of developing or emerging market countries may also be more unstable than the governments of more developed countries. Such countries' economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Developing or emerging market countries also may be subject to social, political or economic instability. The value of developing or emerging market countries' currencies may fluctuate more than the currencies of countries with more mature markets. Investments in

4

developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company's assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures, and practices such as share blocking. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in securities of issuers in developing or emerging market countries may be considered speculative.

     Eurozone Investment Risks. Certain of the regions in which the Fund invests, including the European Union (EU), currently experience significant financial difficulties. Following the recent global economic crisis, some of these countries have depended on, and may continue to be dependent on, the assistance from others such as the European Central Bank (ECB) or other governments or institutions, and failure to implement reforms as a condition of assistance could have a significant adverse effect on the value of investments in those and other European countries. In addition, countries that have adopted the euro are subject to fiscal and monetary controls that could limit the ability to implement their own economic policies, and could voluntarily abandon, or be forced out of, the euro. Such events could impact the market values of Eurozone and various other securities and currencies, cause redenomination of certain securities into less valuable local currencies, and create more volatile and illiquid markets.

Who Is the Fund Designed For? The Fund is designed for aggressive investors seeking total return over the long term, mainly from commodity-linked derivatives. Those investors should be willing to assume the risks of potentially significant short-term share price fluctuations and losses because of the Fund's investments in commodity-linked instruments. The Fund is not designed for investors seeking current income or preservation of capital. Investors should consider buying shares of the Fund as part of an overall portfolio strategy that includes other asset classes, such as fixed-income and equity investments. The Fund is not a complete investment program and may not be appropriate for all investors. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance (for Class A shares) from calendar year to calendar year and by showing how the Fund's average annual returns for the periods of time shown in the table compare with those of a broad measure of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website:
 https://www.oppenheimerfunds.com/fund/CommodityStrategyTotalReturnFund

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 30.80% (2nd Qtr 08) and the lowest return for a calendar quarter was -52.35% (4th Qtr 08). For the period from January 1, 2015 to December 31, 2015 the cumulative return before sales charges and taxes was -27.71%.

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns for the periods ended December 31, 2015
	1 Year	5 Years (or life of class, if less)	10 Years (or life of class, if less)
Class A Shares (inception 03-31-1997)
Return Before Taxes	(31.86)%	(14.48)%	(11.92)%
Return After Taxes on Distributions	(31.86)%	(14.84)%	(12.91)%
Return After Taxes on Distributions and Sale of Fund Shares	(18.03)%	(10.09)%	(7.37)%
Class B Shares (inception 03-31-1997)	(31.72)%	(14.43)%	(11.82)%
Class C Shares (inception 03-31-1997)	(28.77)%	(14.03)%	(12.05)%
Class R Shares (inception 03-01-2001)	(27.88)%	(13.65)%	(11.64)%
Class Y Shares (inception 03-31-1997)	(27.35)%	(13.14)%	(11.01)%
Class I Shares (inception 04-27-2012)	(27.23)%	(17.63)%	N/A
Bloomberg Commodity Index	(24.66)%	(13.47)%	(6.43)%
(reflects no deduction for fees, expenses or taxes)		(14.74)%[1]

1.

As of 04/30/2012.

5

Investment Adviser. OFI Global Asset Management, Inc. (the "Manager") is the Fund's investment adviser.  OppenheimerFunds, Inc. (the "Sub-Adviser") is its sub-adviser.

Portfolio Managers. George Zivic has been a Vice President and portfolio manager of the Fund since April 2013. Christopher Proctor, CFA, has been a Vice President and portfolio manager of the Fund since July 2013.

Purchase and Sale of Fund Shares. You can buy most classes of Fund shares with a minimum initial investment of $1,000. Traditional and Roth IRA, Asset Builder Plan, Automatic Exchange Plan and government allotment plan accounts may be opened with a minimum initial investment of $500. For wrap fee-based programs, salary reduction plans and other retirement plans and accounts, there is no minimum initial investment. Once your account is open, subsequent purchases may be made in any amount. For Class I shares, the minimum initial investment is $1 million per account. The Class I share minimum initial investment will be waived for retirement plan service provider platforms.

Shares may be purchased through a financial intermediary or the Distributor and redeemed through a financial intermediary or the Transfer Agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 1.800.225.5677 on any regular business day.

Share transactions may be paid by check, by Federal Funds wire or directly from or into your bank account.

Class B shares are no longer offered for new purchases. Any investments for existing Class B share accounts will be made in Class A shares of Oppenheimer Money Market Fund.

Taxes. Fund distributions are subject to Federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes, unless your shares are held in a tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Sub-Adviser, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

For More Information About Oppenheimer Commodity Strategy Total Return Fund

You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/CommodityStrategyTotalReturnFund. You can also request additional information about the Fund or your account:

Telephone	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (1.800.225.5677)
Mail:	For requests by mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270	For requests by courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

PR0735.001.0316